Exhibit 21.1

Scorpio Bulkers Inc.

Subsidiaries

Subsidiary*	Jurisdiction of Incorporation
SBI Antares Shipping Company Limited	Republic of the Marshall Islands
SBI Athena Shipping Company Limited	Republic of the Marshall Islands
SBI Bravo Shipping Company Limited	Republic of the Marshall Islands
SBI Cakewalk Shipbuilding Company Limited	Republic of the Marshall Islands
SBI Capoeira Shipping Company Limited	Republic of the Marshall Islands
SBI Carioca Shipping Company Limited	Republic of the Marshall Islands
SBI Charleston Shipping Company Limited	Republic of the Marshall Islands
SBI Cronos Shipping Company Limited	Republic of the Marshall Islands
SBI Echo Shipping Company Limited	Republic of the Marshall Islands
SBI Electra Shipping Company Limited	Republic of the Marshall Islands
SBI Flamenco Shipping Company Limited	Republic of the Marshall Islands
SBI Hera Shipping Company Limited	Republic of the Marshall Islands
SBI Hercules Shipping Company Limited	Republic of the Marshall Islands
SBI Hermes Shipping Company Limited	Republic of the Marshall Islands
SBI Hydra Shipping Company Limited	Republic of the Marshall Islands
SBI Hyperion Shipping Company Limited	Republic of the Marshall Islands
SBI Jive Shipping Company Limited	Republic of the Marshall Islands
SBI Kratos Shipping Company Limited	Republic of the Marshall Islands
SBI Lambada Shipping Company Limited	Republic of the Marshall Islands
SBI Leo Shipping Company Limited	Republic of the Marshall Islands
SBI Lyra Shipping Company Limited	Republic of the Marshall Islands
SBI Macarena Shipping Company Limited	Republic of the Marshall Islands
SBI Maia Shipping Company Limited	Republic of the Marshall Islands
SBI Merengue Shipping Company Limited	Republic of the Marshall Islands
SBI Orion Shipping Company Limited	Republic of the Marshall Islands
SBI Pegasus Shipping Company Limited	Republic of the Marshall Islands
SBI Perseus Shipping Company Limited	Republic of the Marshall Islands
SBI Phoebe Shipping Company Limited	Republic of the Marshall Islands
SBI Phoenix Shipping Company Limited	Republic of the Marshall Islands
SBI Poseisdon Shipping Company Limited	Republic of the Marshall Islands
SBI Rock Shipping Company Limited	Republic of the Marshall Islands
SBI Rumba Shipping Company Limited	Republic of the Marshall Islands
SBI Salsa Shipping Company Limited	Republic of the Marshall Islands
SBI Samba Shipping Company Limited	Republic of the Marshall Islands
SBI Samson Shipping Company Limited	Republic of the Marshall Islands
SBI Subaru Shipping Company Limited	Republic of the Marshall Islands
SBI Swing Shipping Company Limited	Republic of the Marshall Islands
SBI Tango Shipping Company Limited	Republic of the Marshall Islands
SBI Tethys Shipping Company Limited	Republic of the Marshall Islands
SBI Thalia Shipping Company Limited	Republic of the Marshall Islands
SBI Twist Shipping Company Limited	Republic of the Marshall Islands
SBI Ursa Shipping Company Limited	Republic of the Marshall Islands
SBI Zeus Shipping Company Limited	Republic of the Marshall Islands
SBI Apollo Shipping Company Limited	Republic of the Marshall Islands
SBI Bolero Shipping Company Limited	Republic of the Marshall Islands
SBI Conga Shipping Company Limited	Republic of the Marshall Islands
SBI Sousta Shipping Company Limited	Republic of the Marshall Islands
SBI Reggae Shipping Company Limited	Republic of the Marshall Islands
SBI Zumba Shipping Company Limited	Republic of the Marshall Islands
SBI Churchill Shipping Company Limited	Republic of the Marshall Islands
SBI Presidente Shipping Company Limited	Republic of the Marshall Islands
SBI Perfecto Shipping Company Limited	Republic of the Marshall Islands
Caithness Shipping Limited	Malta
Skegness Shipping Limited	Malta
Scorpio SALT LLC	Delaware
*	All subsidiaries are wholly-owned directly by Scorpio Bulkers Inc., other than Caithness Shipping Limited and Skegness Shipping Limited, which are wholly-owned by SBI Cakewalk Shipping Company Limited and SBI Charleston Shipping Company Limited, respectively, which are in turn wholly-owned by Scorpio Bulkers Inc.